united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Andrew Rogers, Gemini Fund Services, LLC.

17605 Wright Street, Omaha, Nebraska 68130

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2669

Date of fiscal year end: 6/30

Date of reporting period: 12/31/16

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

December 31, 2016

AlphaCore Absolute Fund

(formerly the Giralda Fund)

Institutional Class – GDAMX

(formerly Manager Class)

1-855-447-2532
www.alphacorefunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of the AlphaCore Absolute Fund. Such offering is made only by prospectus, which includes details as to offering price and other material information.

Distributed by Northern Lights Distributors, LLC
Member FINRA

AlphaCore Absolute Fund
PORTFOLIO REVIEW (Unaudited)
December 31, 2016

Annualized Total Returns
	Six Months	One Year	Three Year	Since Inception*

AlphaCore Absolute Fund	2.81%	5.34%	4.33%	6.43%
S&P 500	7.82%	11.96%	8.87%	12.48%

*	The Fund commenced operations on July 19, 2011.

The S&P 500 is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions. Total returns would have been lower had the Adviser not waived its fees and reimbursed a portion of the Fund’s expenses. The Fund’s total gross annual operating expenses, including underlying funds, is 2.53% for the Institutional Class as per the January 2, 2017 prospectus. For performance information current to the most recent month-end, please call 1-855-447-2532. Prior to October 3, 2016, the Fund was managed by the Fund’s previous adviser using the previous adviser’s investment strategy.

PORTFOLIO COMPOSITION* (Unaudited)

Mutual Funds	100.0%
100.0%

*	Based on Portfolio Value as of December 31, 2016.

Please refer to the Portfolio of Investments in this shareholder report for a detailed analysis of the Fund’s Holdings.

AlphaCore Absolute Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
December 31, 2016

Shares		Value
	MUTUAL FUNDS - 98.8%
	ALTERNATIVE FUNDS - 23.9%
162,709	Balter Discretionary Global Macro Fund - Institutional Class	$1,608,025
132,874	Driehaus Event Driven Fund	1,373,921
		2,981,946
	ALTERNATIVE INVESTMENT - 14.6%
184,308	AQR Style Premia Alternative Fund - Class I	1,828,337

	ASSET ALLOCATION FUND - 25.5%
324,545	ASG Managed Futures Strategy Fund - Class Y	3,190,278

	DEBT FUND - 9.2%
108,593	Cedar Ridge Unconstrained Credit Fund - Institutional Class	1,151,081

	EQUITY FUNDS - 25.6%
83,613	Boston Partners Long/Short Equity Fund - Institutional Class *	1,829,448
124,453	LMCG Global Market Neutral Fund - Institutional Class *	1,368,986
		3,198,434

	TOTAL MUTUAL FUNDS (Cost - $12,181,518)	12,350,076

	TOTAL INVESTMENTS (Cost - $12,181,518) (a) - 98.8%	$12,350,076
	CASH AND OTHER ASSETS LESS LIABILITIES - 1.2%	152,967
	NET ASSETS - 100.0%	$12,503,043

*	Non-income producing securities.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $16,645,388 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$223,847
Unrealized Depreciation:	(4,519,159)
Net Unrealized Depreciation:	$(4,295,312)

The accompanying notes are an integral part of these financial statements.

AlphaCore Absolute Fund
STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
December 31, 2016

Assets:
Investments in Securities at Cost	$12,181,518
Investments in Securities at Value	$12,350,076
Cash	560,349
Interest Receivable	56
Total Assets	12,910,481

Liabilities:
Payable for Securities Purchased	371,582
Payable to Related Parties	7,773
Accrued Advisory Fees	552
Accrued Interest Payable - Swaps	411
Accrued Expenses and Other Liabilities	27,120
Total Liabilities	407,438

Net Assets	$12,503,043

Composition of Net Assets:
At December 31, 2016, Net Assets consisted of:
Paid-in-Capital	$(18,899,404)
Undistributed Net Investment Income	1,879,139
Accumulated Net Realized Gain From Investments and Swap Contracts	29,354,750
Net Unrealized Appreciation on Investments	168,558
Net Assets	$12,503,043

Net Asset Value Per Share
Institutional Class:
Net Assets	$12,503,043
Shares of Beneficial Interest Outstanding (Unlimited shares of no par beneficial interest authorized)	1,316,455
Net Asset Value, Offering Price and Redemption Price per Share ($12,503,043/1,316,455 shares outstanding)	$9.50

The accompanying notes are an integral part of these financial statements.

AlphaCore Absolute Fund
STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended December 31, 2016

Investment Income:
Dividend Income	$68,433
Interest Income	4,794
Total Investment Income	73,227

Expenses:
Investment Advisory Fees	227,387
Registration and Filing Fees	33,502
Administration Fees	25,283
Fund Accounting Fees	18,482
Legal Fees	16,457
Non 12b-1 Shareholder Fees	14,991
Chief Compliance Officer Fees	12,472
Custody Fees	10,800
Audit Fees	9,446
Transfer Agent Fees	9,062
Trustees’ Fees	7,482
Insurance Expense	6,632
Printing Expense	5,408
Miscellaneous Expenses	1,840
Total Expenses	399,244
Less: Investment Advisory Fees Waived	(209,568)
Net Expenses	189,676
Net Investment Loss	(116,449)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Investments	35,334,667
Swap Contracts	(2,962,646)
32,372,021
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(30,111,909)
Swap Contracts	2,283,630
(27,828,279)

Net Realized and Unrealized Gain on Investments	4,543,742

Net Increase in Net Assets Resulting From Operations	$4,427,293

The accompanying notes are an integral part of these financial statements.

AlphaCore Absolute Fund
STATEMENTS OF CHANGES IN NET ASSETS

	For the six months	For the year
	ended	ended
	December 31, 2016	June 30, 2016
Operations:	(Unaudited)
Net Investment Income (Loss)	$(116,449)	$2,248,833
Net Realized Gain on Investments, Options, and Swaps	32,372,021	30,426,037
Net Change in Unrealized Appreciation (Depreciation) on Investments and Swaps	(27,828,279)	(35,036,479)
Net Increase (Decrease) in Net Assets Resulting From Operations	4,427,293	(2,361,609)

Distributions to Shareholders From:
Net Investment Income:
Institutional Class ($0.00 and $0.15 per share, respectively) (a)	—	(1,960,307)
Capital Gains:
Institutional Class ($2.81 and $1.15 per share, respectively) (a)	(22,044,980)	(16,801,396)
Total Distributions to Shareholders	(22,044,980)	(18,761,703)

Capital Share Transactions:
Institutional Class: (a)
Proceeds from Shares Issued	33,995,852	6,166,148
Distributions Reinvested	—	18,754,555
Cost of Shares Redeemed	(160,362,824)	(57,619,902)
Redemption Fees	30	—

Net Decrease from Capital Share Transactions	(126,366,942)	(32,699,199)

Total Net Decrease in Net Assets	(143,984,629)	(53,822,511)

Net Assets:
Beginning of Period	156,487,672	210,310,183
End of Period (including accumulated net investment income of $1,879,139 and $1,995,588, respectively)	$12,503,043	$156,487,672

SHARE ACTIVITY
Institutional Class (a)
Shares Sold	3,589,033	473,365
Shares Reinvested	—	1,578,171
Shares Redeemed	(15,352,225)	(4,720,862)
Net decrease in shares of beneficial interest outstanding	(11,763,192)	(2,669,326)

(a)	Institutional Class formerly known as Manager Class.

The accompanying notes are an integral part of these financial statements.

AlphaCore Absolute Fund
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each period presented.

	Institutional Class (h)
	For the six months		For the year	For the year	For the year		For the year		For the period
	ended		ended	ended	ended		ended		ended
	December 31, 2016		June 30, 2016	June 30, 2015	June 30, 2014		June 30, 2013		June 30, 2012(1)
	(Unaudited)
Net Asset Value, Beginning of Period	$11.96		$13.35	$12.91	$10.54		$9.35		$10.00
From Operations:
Net investment income (loss) (a)	(0.03)		0.16	0.19	0.19		0.18		0.11
Net gain (loss) from investments (both realized and unrealized)	0.38		(0.25)	0.49	2.18		1.01		(0.67)
Total from operations	0.35		(0.09)	0.68	2.37		1.19		(0.56)

Distributions to shareholders from net investment income	—		(0.15)	(0.18)	—		(0.00	) (g)	(0.09)
net realized gains	(2.81)		(1.15)	(0.06)	—		—		—
Total distributions	(2.81)		(1.30)	(0.24)	—		(0.00)		(0.09)

Paid in capital from redemption fees	0.00	(g)	—	0.00 (g)	0.00	(g)	0.00	(g)	0.00	(g)

Net Asset Value, End of Period	$9.50		$11.96	$13.35	$12.91		$10.54		$9.35

Total Return (b)	2.81%	(d)	(0.50)%	5.24%	22.49%		12.77%		(5.53)%	(d)

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$12,503		$156,488	$210,310	$260,554		$231,546		$210,684
Ratio of expenses to average net assets,
before waiver (e)	1.69%	(c)	1.24%	1.19%	1.19%		1.18%		1.25%	(c)
net of waiver (e)	0.81%	(c)	0.74%	0.34%	0.19%		0.18%		0.25%	(c)
Ratio of net investment income (loss) to average net assets (e) (f)	(0.49)%	(c)	1.25%	1.43%	1.57%		1.85%		1.24%	(c)
Portfolio turnover rate	146%	(d)	338%	25%	28%		155%		571%	(d)

(1)	The AlphaCore Absolute Fund commenced operations on July 19, 2011.

(a)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any.

(c)	Annualized.

(d)	Not annualized.

(e)	Does not include the expenses of other investment companies in which the Fund invests.

(f)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(g)	Amount is less than $0.01 per share.

(h)	Institutional Class formerly known as Manager Class.

The accompanying notes are an integral part of these financial statements.

AlphaCore Absolute Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited)
December 31, 2016

1.	ORGANIZATION

AlphaCore Absolute Fund (the “Fund”, formerly known as the Giralda Fund) is a diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), as an open-end management investment company. The Fund offers one class of shares designated as Institutional Class. The primary investment objective of the Fund is capital appreciation. The Fund commenced operations on July 19, 2011.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Exchange traded options, futures and options on futures are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Total Return Swaps are valued based on a price received from the underlying financial institution where the swap is being held. Short-term debt obligations, having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost. Investments in open end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (the “Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant, or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representative from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on

AlphaCore Absolute Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2016

which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their fair values (generally the last reported sale price) and all other securities and assets at their fair value using the methods established by the boards of directors of the Underlying Funds.

Open-end investments companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

The Fund utilizes various methods to measure the fair value of all of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that each Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing each Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2016 for the Fund’s assets measured at fair value:

AlphaCore Absolute Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2016

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$12,350,076	$—	$—	$12,350,076
Total	$12,350,076	$—	$—	$12,350,076

The Fund did not hold any Level 2 or Level 3 securities during the period.

There were no transfers into and out of Level 1 and Level 2 during the period.

It is the Fund’s policy to recognize transfers into or out of Level 1 and Level 2 at the end of the reporting period.

See Portfolio of Investments for Industry Classification.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Swap Agreements – The Fund is subject to equity price risk and/or interest rate risk in the normal course of pursuing their respective investment objectives. The Fund may hold fixed-rate bonds, the value of which may decrease if interest rates rise, and equities subject to equity price risk. The Fund may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These would be two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular pre-determined investments or instruments. For the six months ended December 31, 2016, the net change in unrealized appreciation and realized loss on the swap contracts subject to equity price risk was $2,283,630 and $(2,962,646), respectively, which can be found on the Statement of Operations.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund amortizes upfront payments and/or accrues for the fixed payment stream on swap agreements on a daily basis with the net amount recorded as a component of unrealized gain or loss on the Statement of Operations. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss on the Statement of Operations. The Fund did not maintain a cash balance as collateral to secure their obligations under the swaps as of December 31, 2016. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Each Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. For the six months ended December 31, 2016, the Fund had a net realized loss of $(2,962,646) resulting from swap activity which can be found on the Statements of Operations.

The amounts of realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed in the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. The Fund did not have withholding taxes on foreign dividends for the six months ended December 31, 2016.

AlphaCore Absolute Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2016

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust. The Fund’s income, expenses (other than the class specific distribution fees) and realized and unrealized gains and losses are allocated proportionally each day between the classes based upon the relative net assets of each class.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded as of or during the period ended December 31, 2016, related to uncertain tax positions taken on the returns filed for the open tax years 2013-2016 for the Fund or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska State and foreign jurisdictions’ where the Fund makes significant investments; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next six months.

Distributions to Shareholders – Distributions from investment income, if any, are declared and paid semi annually and are recorded on the ex-dividend date. The Fund will declare and pay net realized capital gains, if any, annually. The character of income and gains to be distributed is determined in accordance with Federal income tax regulations, which may differ from GAAP.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

3.	ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement with the Trust on behalf of the Fund (the “Advisory Agreement”), investment advisory services are provided to the Fund by AlphaCore Capital, LLC (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.65% of the average daily net assets of the Fund. Prior to October 3, 2016, the Fund paid advisory fees at an annual rate of 1.00% of the average daily net assets of the Fund. For the period October 3, 2016 to December 31, 2016, the Adviser earned advisory fees for the Fund of $14,662. For the period July 1, 2016 to October 2, 2016, Giralda Advisors, LLC, the previous adviser earned advisory fees of $212,725.

The Adviser has contractually agreed to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including, for example, option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Adviser)) at least until October 31, 2017, so that the total annual operating expenses of the Fund does not exceed 1.00%(the “expense limitation”) of the average daily net assets of the Fund’s Institutional Class (the “Waiver Agreement”). For the six months ended December 31, 2016, the Adviser waived fees or reimbursed expenses for Fund in the amount of $209,568. Contractual waivers and expense payments may be recouped by the Adviser from the Fund, to the extent that overall expenses fall below the expense limitation, within three years of when the amounts were waived.

Distributor – The distributor of the Fund is Northern Lights Distributors, LLC (the “Distributor”).

AlphaCore Absolute Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2016

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting, and transfer agency services to the Fund. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of security purchases and the proceeds from the sale of securities, other than short-term securities, for the six months ended December 31, 2016, amounted to $59,146,244 and $206,706,215, respectively, for the Fund.

5.	REDEMPTION FEES

Prior to October 3, 2016, the Fund assessed a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells his or her shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund. For the six months ended December 31, 2016, the Fund assessed $30 in redemption fees.

6.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of Fund distributions for the years ended June 30, 2016 and June 30, 2015 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	June 30, 2016	June 30, 2015
Ordinary Income	$—	$1,705,640
Long-Term Capital Gain	18,761,703	2,157,734
Return of Capital	—	—
	$18,761,703	$3,863,374

As of June 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Income	Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$—	$22,044,627	$(288,042)	$—	$(3,048)	$27,266,597	$49,020,134

The difference between book basis and tax basis unrealized appreciation, accumulated net income (loss) and accumulated net realized gain (loss) from security transactions and swap contracts is primarily attributable to the tax deferral of losses on wash sales and the mark-to-market on open swap contracts. In addition, the amount listed under other book/tax differences for the Fund is primarily attributable to the tax deferral of losses on straddles.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer $288,042 of such late year losses.

AlphaCore Absolute Fund
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
December 31, 2016

Permanent book and tax differences, primarily attributable to the tax treatment of net operating losses, tax adjustments for swaps, equalization debits, and the reclassification of Fund distributions, resulted in reclassification for the year ended June 30, 2016 as follows:

Paid	Undistributed	Undistributed
In	Ordinary	Net Realized
Capital	Income (Loss)	Gains (Loss)
$6,732,172	$1,805,005	$(8,537,177)

7.	BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumption of control of the fund, under section 2(a)(9) of the 1940 Act. As of December 31, 2016, National Financial Services, LLC, an account holding shares for the benefit of others, held approximately 95.16% of the voting securities of the Fund.

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund currently invests a portion of its assets in the ASG Managed Futures Strategy Fund (“ASG”). The Fund may sell its investment in ASG at any time if the Adviser determines that it is in the best interest of the Fund and its shareholders to do so. The performance of the Fund may be directly affected by the performance of ASG. The financial statements of ASG, including its portfolio of investments, can be found at the Securities and Exchange Commission’s website, www.sec.gov, and should be read in conjunction with the Fund’s financial statements. As of December 31, 2016, the percentage of the Fund’s net assets invested in ASG was 25.5%(24.7% of total assets).

9.	NEW ACCOUNTING PRONOUNCEMENT

On October 13, 2016 the Securities and Exchange Commission amended existing rules intended to modernize reporting and disclosure of information. These amendments relate to Regulation S-X which sets forth the form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

10.	PROXY VOTING

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on December 2, 2016, Trust shareholders of record as of the close of business on October 14, 2016 voted to approve the following proposal:

Proposal 1: To approve a new Investment Advisory Agreement.

Shares Voted	Shares Voted Against
In Favor	or Abstentions
315,822	1,057

11.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

AlphaCore Absolute Fund (Adviser – AlphaCore Capital, LLC)*

In connection with the regular meeting held on September 20-21, 2016 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between AlphaCore Capital, LLC (“AlphaCore”) and the Trust, with respect to the AlphaCore Absolute Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

The Trustees were assisted by independent legal counsel throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that AlphaCore was founded in 2015 and has assets under management of approximately $87 million. They discussed that AlphaCore specializes in customizing portfolios to include liquid alternative investments for high net worth individuals, family offices, regional banks, and independent investment advisers. The Trustees reviewed the background information of key investment personnel who will be responsible for servicing the Fund, taking into consideration their education and noting the investment team has varied financial industry experience from past positions where they performed due diligence on various underlying investments. They discussed AlphaCore’s proposed strategy for the Fund, nothing that AlphaCore’s investment process is based on the results of considerable research and due diligence performed on a universe of mutual funds and ETFs taking into consideration underlying holdings of the mutual funds and ETFs and return based factors to create a balanced portfolio of diversifying strategies. They noted AlphaCore’s procedures for monitoring compliance with investment limitations, as well as AlphaCore’s stated considerations for selecting brokers. The Trustees noted that although AlphaCore is a relatively new firm, the investment team has extensive industry experience, particularly with liquid alternative investments. The Board concluded that AlphaCore has the potential to provide high quality service to the Fund and its shareholders.

Performance. The Trustees reviewed AlphaCore’s proposed refinements to the investment objective and strategy of Giralda Fund. They reviewed the performance of separate accounts managed by AlphaCore using a strategy similar to the revised strategy proposed by AlphaCore, noting that the managed account outperformed the Morningstar Multi-alternative category since the inception of the managed account in July 2015. Recognizing the relatively short performance track record, the Trustees concluded that AlphaCore has experienced acceptable performance with the strategy which should benefit the Fund and its shareholders.

Fees and Expenses. The Trustees considered the proposed advisory fee of 0.65%. They noted that the proposed advisory fee was significantly lower than the averages of the peer group and Morningstar category. The Trustees further noted that the projected net expense ratio was higher than the averages of the peer group and Morningstar category, but within the range of both. They considered the resources required to execute the proposed strategy, and that AlphaCore had agreed to contractually limit the Fund’s expenses through an expense limitation agreement. After further discussion, the Trustees concluded that the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether AlphaCore will experience economies of scale with respect to the management of the Fund. They noted that AlphaCore had provided estimates of the asset levels at which economies of scale would likely be reached and that it would be willing to discuss breakpoints at future meetings. The Trustees concluded that economies were unlikely to be reached during the initial term of the agreement, and that the absence of breakpoints was acceptable at this time. They agreed that the matter of economies of scale would be revisited as the size of the Fund materially increases.

Profitability. The Trustees reviewed the profitability analysis provided by AlphaCore. They noted that because AlphaCore had not yet begun managing the Fund, the profitability analysis provided was an estimate based on projected asset growth over the first 24 months of operations under AlphaCore’s management. They noted that AlphaCore anticipated realizing a loss over the first year of operations and a profit in the second year of operations based on ambitious asset growth projections. They reasoned that based on the information provided by AlphaCore, the estimated profitability was not excessive.

Conclusion. Having requested and received such information from AlphaCore as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that (i) termination of the advisory agreement between the Trust and Giralda Advisors was in the best interests of the Fund and its shareholders and (ii) approval of the advisory agreement between the Trust and AlphaCore was in the best interests of the Fund and its shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

AlphaCore Absolute Fund
DISCLOSURE OF FUND EXPENSES (Unaudited)
December 31, 2016

As a shareholder of the Fund you incur (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period from July 1, 2016 through December 31, 2016.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not either Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Hypothetical
	Actual			(5% return before expenses)
	Beginning	Ending	Expenses	Beginning	Ending	Expenses	Fund’s
	Account	Account	Paid	Account	Account	Paid	Annualized
	Value	Value	During	Value	Value	During	Expense
	7/1/16	12/31/16	Period*	7/1/16	12/31/16	Period*	Ratio

AlphaCore Absolute Fund – Institutional Class	$1,000.00	$1,028.10	$4.12	$1,000.00	$1,021.15	$4.10	0.81%

*	Expenses Paid During Period are equal to each Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days and divided by 365 (to reflect the number of days in the period ended December 31, 2016).

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust does not jointly market.

How to Obtain Proxy Voting Information

Information regarding how each Fund votes proxies relating to portfolio securities during the most recent year ending June 30 as well as a description of the policies and procedures that each Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-447-2532 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-447-2532.

Investment Adviser
AlphaCore Capital, LLC
875 Prospect St. Suite 315
La Jolla, CA 92037

Administrator
Gemini Fund Services, LLC
80 Arkay Drive
Hauppauge, NY 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

/s/ Andrew Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 3/6/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Rogers

Andrew B. Rogers, Principal Executive Officer/President

Date 3/6/17

/s/ Kevin Wolf

Kevin E. Wolf, Principal Financial Officer/Treasurer

Date 3/6/17